SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 14, 1997

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (as depositor under a Pooling and Servicing Agreement dated as of December 1, 1996 providing for, inter alia, the issuance of Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-14225            13-3439681
         --------                   ---------            ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


 Seven World Trade Center
 New York, New York                                      10048
 ------------------                                      -----
 (Address of Principal                                  (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 783-5659


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 14, 1997 following the closing of the initial issuance of the Series 1996-8 Certificates, pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Agreement") among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), Option One Mortgage Corporation and Bankers Trust Company (the "Trustee"), the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with aggregate principal balances equal to $8,542,056.10 and $52,307,857.83, respectively, with funds on deposit in the pre-funding accounts established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 14, 1997, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.           Description
-----------                -----------           -----------
         1                 99.1                  Subsequent Transfer Instrument,
                                                 dated as of January 14, 1997
                                                 between Salomon Brothers
                                                 Mortgage Securities VII, Inc.
                                                 as seller, and Bankers Trust
                                                 Company, as trustee.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.


                                   By:    /s/ Vincent J. Varca
                                      ---------------------------
                                   Name:      Vincent J. Varca
                                   Title:     Assistant Vice President


Dated: January 14, 1997




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                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.               Description                         Page
         -----------               -----------                         ----

              1                    Subsequent Transfer Instrument        5